Form of Lock-Up Agreement

Lock-Up Agreement

March 7, 2007

Solar Enertech Corp.
1600 Adams Drive
Menlo Park, California 94025

Re: Lock-Up Agreement

Ladies and Gentlemen:

     This letter agreement (this “Agreement”) relates to the private placement (the “Offering”) by Solar Enertech Corp., a Nevada corporation (the “Company”), of an aggregate of up to $13,300,000 principal amount of notes (“Notes”) and warrants (“Warrants”) to purchase shares of common stock of the Company. The Offering is governed by a Securities Purchase Agreement between the Company and the investors signatory thereto (“Investors”).

     In order to induce the Investors to participate in the Offering, the undersigned hereby agrees that during the period from the date hereof until and through the date that is one year after the date on which the Securities and Exchange Commission declares the registration statement covering the shares of common stock underlying the Notes and Warrants sold in the Offering effective (the “Lock-Up Period”), the undersigned: (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. Notwithstanding the foregoing, during the Lock-Up Period the undersigned may sell up to 100,000 shares of Common Stock during each ninety (90) day period commencing on the date that is one hundred eighty (180) days after the date on which the Securities and Exchange Commission declares the registration statement covering the shares of common stock underlying the Notes and Warrants sold in the Offering effective.

     As used herein, the term “Relevant Security” means any shares of Common Stock or other security of the Company thereof that is convertible into, or exercisable or exchangeable for shares of Common Stock or equity securities of the Company or that holds the right to acquire any shares of Common Stock or equity securities of the Company or any other such Relevant Security.

     The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.

     The undersigned hereby represents and warrants to the Placement Agent and the Company that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

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